UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 10, 2022

ICOSAVAX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40655	82-3640549
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1616 Eastlake Avenue E., Suite 208

Seattle, Washington 98102

(Address of principal executive offices) (Zip Code)

(206) 737-0085

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ICVX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 10, 2022, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Icosavax, Inc. (the “Company”) adopted an annual incentive plan (the “Plan”) under which the Company’s employees, including the Company’s executive officers listed below, are eligible to receive annual cash bonus payments. The Plan provides for annual cash bonus opportunities and payouts based on the achievement of specific, pre-established corporate performance objectives and, for certain participants, based in part on individual performance. The Committee will establish the corporate performance objectives each year. An employee’s maximum bonus under the Plan may not exceed 200% of his or her target bonus, unless otherwise determined by the Committee (or the Company’s Chief Executive Officer, for non-executive employees).

An employee’s target bonus and the weightings between corporate and individual achievement will be determined by the Committee (or the Company’s Chief Executive Officer, for non-executive employees) for each year during the term of the Plan.

The current target bonus percentages for the Company’s executive officers are as follows: 50% of base salary for Adam Simpson, our Chief Executive Officer, and 40% of base salary for each of Douglas Holtzman, Ph.D., M.P.H., our Chief Scientific Officer, Niranjan Kanesa-thasan, M.D., M.T.M.H., our Chief Medical Officer, Thomas Russo, the Chief Financial Officer, Cassia Cearley, Ph.D., our Chief Business Officer, Elizabeth Bekiroğlu, our General Counsel, and Charles Richardson, Ph.D, our Senior Vice President, Technical Operations.

The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by the Plan, a copy of which the Company intends to file with its Quarterly Report on Form 10-Q for the quarter ending March 31, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICOSAVAX, INC.

Date: February 11, 2022	By:	/s/ Thomas Russo
Thomas Russo
Chief Financial Officer